UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

AIRGAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 150 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 579-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AIRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2021, Airgain, Inc. (the “Company”), entered into that certain Stock Purchase Agreement, dated January 7, 2021, by and among the Company, NimbeLink Corp., a Delaware corporation (“NimbeLink”), the sellers set forth therein (the “Sellers”) and Scott Schwalbe in his capacity as seller representative (the “Purchase Agreement”).  NimbeLink is a leader in cellular industrial Internet of Things (IIoT) solutions and services, providing embedded modem products and asset tracking solutions.

Pursuant to the Purchase Agreement, at the closing on January 7, 2021, the Company acquired all of the outstanding stock of NimbeLink for an upfront cash purchase price of approximately $15.0 million, subject to working capital and other customary adjustments, and NimbeLink’s former equityholders have the potential to earn a onetime payment of up to an additional $8.0 million in cash based on the achievement of certain revenue targets for the NimbeLink business in 2021. In addition to the cash price, the Company assumed unvested common stock options of continuing employees and service providers. The Company, NimbeLink, and the Sellers have each made certain customary representations, warranties, and covenants in the Purchase Agreement. Additionally, NimbeLink and the Sellers agreed to customary indemnification for breaches of any representations, warranties, or covenants, subject to certain limitations set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On January 7, 2021, the Company issued a press release announcing its preliminary unaudited sales for the three and twelve months ended December 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure

On January 7, 2021, the Company issued a press release announcing the acquisition of NimbeLink. A copy of this press release is attached hereto as Exhibit 99.2.

On January 7, 2021, the Company’s management will be discussing the NimbeLink acquisition on a conference call and will present the corporate slide presentation attached as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.  The Company will webcast the presentation live and archive it for 60 days in the Investor Relations section of its website at investors.airgain.com.

In accordance with General Instructions B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation available on the Company’s website. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1*†	Stock Purchase Agreement, dated January 7, 2021, by and among Airgain, Inc, NimbeLink Corp., the sellers set forth therein, and Scott Schwalbe in his capacity as seller representative.
99.1	Press Release dated January 7, 2021
99.2	Press Release dated January 7, 2021
99.3	Slide Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

†Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Regulation S-K, Item 601(b)(10). Such omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: January 7, 2021	/s/ David B. Lyle
David B. Lyle Chief Financial Officer and Secretary